                                                                   EXHIBIT 10.88


    THIS JOINT VENTURE AGREEMENT, made and entered into this 16th day of July, 1998, by and between R. E. Monks Construction Co., LLC, a Colorado Company, (hereinafter referred to as "R. E. Monks"), and Meadow Valley Contractors, Inc., a Nevada corporation, (hereinafter referred to as "MVCI")

                              W I T N E S S E T H

WHEREAS, the Arizona Department of Transportation, hereinafter called the owner, advertised for bids for construction of Project No. ACSTP-053-1(31)P, Tracs No. 087 MA 218 H230602C, Mesa-Payson Highway(SR 87), Sunflower-MP 226, Segment F in the counties of Maricopa and Gila (hereinafter referred to as the Construction Contract), which bids were received on July 2, 1998.

    WHEREAS, the parties hereto desire to form a joint venture to enter into and thereafter to perform a contract with the Arizona Department of Transportation, for the performance of said work; and

    WHEREAS, the parties desire to enter into this joint venture agreement in order to fix between themselves their respective responsibilities, interest and liabilities in connection with such bid and the performance of such Construction Contract.

    NOW, THEREFORE, the parties hereto hereby agree to constitute themselves as joint venturers for the purpose of entering into, performing and completing the Construction Contract subject to the following terms and conditions:

       1. The Construction Contract, if awarded to the parties hereto, shall be entered into and performed, insofar as the Owner is concerned, by and in the names of the parties hereto as joint venturers. The Joint Venture shall be known and designated as MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS CONSTRUCTION COMPANY, L. L. C., A JOINT VENTURE.

       2. As between the parties hereto, the Construction Contract shall be performed and the rights and obligations of the parties with respect thereto shall be determined in the following manner:

       R. E. Monks - See attachment "A"
       MVCI        - See attachment "A"

     CLARIFICATION OF DUTIES:

The joint venturers will provide the following items to or for the Joint Venture at no cost to the other partner and will handle all jobsite and management correspondence with the Arizona Department of Transportation. Project management personnel will be mutually agreed upon by both parties at the following positions: Project Manager, Project Engineer, and Clerk/Receptionist.

Items to be furnished by MVCI:

     a. Project Manager
     b. Clerk/Receptionist
     c. Management and control of Traffic Control operations
     d. Two office trailers for MVCI use
     e. Concrete lining of SPP and CMP as called for on the plans.
     f. Project survey budget and subcontractor have been agreed to between the joint venture parties. The budgeted cost is $575,000.00 and the subcontractor is Rosendahl and Associates. rosendahl's quote is for $502,000.00. Any cost savings or cost overrun between original budget ($575,000.00) and final cost to complete the surveying will be split 50/50.
     g. Painting of Rock Sculptured Shotcrete.

Items to be furnished by R. E. Monks:

     a. All water to be used on the project.
     b. An approximate five(5) acre yard site in Sunflower for use as crusher site, hot plant site, concrete batch plant site, QC trailer site, engineer's office trailer site, R. E. Monks and MVCI trailer site, and materials storage site.
     c. A double wide trailer for R. E. Monks use.
     d. Shot rock, for AC MA, 24" minus delivered to a crusher site in Sunflower, material permitting.
     e. Access to all structures suitable for appropriate cranes and structure equipment. R. E. Monks has included $260,000.00 in their bid for this work. Monks will perform this work at mutually agreeable hourly rates. Equipment haul roads through Sycamore Creek, Upper Kitty Joe Creek, and Lower Kitty Joe Creek are excluded from these costs since R. E. Monks will need access through these areas regardless. Any gain or loss will be split equally between the joint venture partners.
     f. A fully operated and maintained generator with capacity to furnish adequate power to MVCI offices, the Engineer's office, the QC trailer, and R. E. Monks office on a 24 hour basis.

     g. Semi belly dump trucks fully operated and maintained at $52.00 per hour.
     h. MA hauls from Tonto Basin delivered to the hot plant site for the unit price of $3.00 per ton.
     i. Project Engineer/Coordinator. Although R.E. Monks is furnishing the Project Engineer/Coordinator, MVCI will reimburse R.E. Monks $8,500.00/ month for each month that that position is filled by an employee of R.E. Monks. If partial months are used the amount will be prorated. The monthly reimbursement rate includes all costs associated with that position including but not limited to a pickup, computer, fringe benefits, payroll taxes, insurance, etc. It is anticipated that that position will be filled by a R.E. Monks employee for approximately 18-20 months.

Items to be shared by both MVCI and R.E. Monks:
     a.   Fencing around the Joint Venture yard site in Sunflower.
     b. Security, if needed and agreed to by the both Parties, at the job site.

     The reference to items is to the bid items specified in the Construction Contract. The foregoing division of the work under the Construction Contract between the parties hereto is intended to result in the performance of the Mesa-Payson Highway (SR 87) Sunflower-MP 226, Segment F, complete. Any work provided for in change or extra work orders shall be performed in accordance with the foregoing division of work between the parties hereto, but if any work so ordered does not fall within the present bid items of the Construction Contract, it shall be performed in such manner as the parties may mutually agree. Each party hereto shall separately and individually enter into such subcontract, purchase orders, equipment rental agreements and shall employ sufficient workmen to enable it to perform the items of work as hereinabove divided between them in a diligent and satisfactory manner.

     The parties agree to split, in proportion to their respective shares of the work completed, all miscellaneous fees/charges necessary to establish the Joint Venture accounts.

          3. The Parties agree that payment from the owner for work performed hereunder shall be made directly to the Joint Venture. The Joint Venture shall establish an account at a mutually acceptable financial institution, and management of said account shall be at the direction of the Management Committee established in paragraph 10 herein. Within three (3) days of the date that the funds are collected from the Owner by the Joint Venture, each Party shall be paid for the sums due them based on their portions of the Work completed as indicated in the progress estimates accompanying such payment less the appropriate amount of sales tax which will be paid from the Joint Venture account. Any retained funds by the owner shall be shared by the Parties in proportion to their respective shares of the work completed.

  4. R. E. Monks and MVCI shall, and hereby do, assume all obligations of the Joint Venture under the Construction Contract with respect to the bid items assigned to them, respectively, as above provided, and each of them shall hold the other and the Joint Venture free and harmless from any and all liability or responsibility with respect to the bid items as so divided. With respect to Minority and Woman-Owned Business Enterprise requirements, Equal Employment Opportunity Affirmative Action Programs, On the Job Training Programs, Safety Programs and the like, each joint venturer shall be responsible for its respective part or proportionate share and shall undertake to satisfy all such requirements pertinent to the items of work assigned to it, at its own expense. In the event one partner has difficulty meeting its obligation hereunder, the Joint Venture partner shall cooperate in the best way possible to achieve the contract goals.

  5. With respect to any bond or bonds required of the Joint Venture by Owner in connection with the Construction Contract, R. E. Monks and MVCI shall apply for and obtain such bonds and shall arrange for interests in the performance of the Construction Contract as the bid items thereof are hereinabove divided and the premiums for such bond or bonds shall be paid for by each Joint Venture partner respectively as outlined in attachment 'A'.

  6. Each Joint Venture partner shall procure and maintain its own Workmen's Compensation, Automobile Liability, including owned, non owned, and hired automobiles, and Mobile Equipment Liability Policies.

  7.  The Joint Venture shall obtain, carry and maintain:

  a. A Comprehensive General Liability Insurance Policy with single limit coverage for each occurrence of:

      $1,000,000 including coverage for:
           i.   Completed Operations and Products Liability
           ii.  Broad Form Property Damage Liability, and

                   iii. Liability which such party may incur as a result of the operations, acts or omissions of its subcontractors, suppliers or materialsmen, and their agents or employees,

         b. Each party shall pay its proportionate share of the premium due for the above policy in the performance of the Construction Contract. The proportionate share is defined as the percentage of the total contract revenue that each party completes as defined in attachment 'A'. It is anticipated that the cost of said premium will be 0.127% of the contract revenue plus a lump sum fee of $9,828.00.

         c. The joint Venture Policy will name the parties as insured on the umbrella liability policy. The policy shall be written on an occurrence-type basis.

         8. Each party shall furnish to the other party certificates from approved insurance companies evidencing that all the foregoing insurance is in force and will not be canceled, reduced or modified without thirty (30) days prior written notice to the other party. Such policies shall be endorsed to designate the other party hereto and this Joint Venture as additional insured.

         9. Should any penalty be assessed because of delay in the completion of the work under said Construction Contract, such penalty shall be charged against the party assigned the particular item or items of the work which caused the delay in completion of the entire contract; and if both parties hereto should contribute to the delay, the penalty shall be charged or prorated to each of the respective parties in proportion to the respective items of work involved in the delay. Should penalties be assessed due to poor planning or decision making on the part of the mutually selected management personnel as described herein, such penalties will be charged equally between the parties.

         Should any value engineering proposals be submitted, negotiated, and monetary gains realized by the Joint Venture for any work, the savings shall be divided between the partners in the following manner: The partner responsible for the changed bid item will receive 80% of the savings realized from those items. The other partner will receive 20% of the savings. In the event a value engineering proposal affects items assigned to both parties, the total V.E. savings will first be split on a prorated basis equal to the values of the venturers respective items. Each of the split amounts will then be divided 80/20 with the responsible partner receiving

     80% of their split amount and 20% of the other partners split amount.

         10. Should any dispute arise between the parties hereto as to the payment or division of any penalty or savings, such dispute shall first be attempted to be resolved by the Management Committee established in paragraph 13 herein. If the Management Committee cannot resolve the dispute, then the dispute shall be resolved as follows:

         Each of the parties hereto shall choose an arbitrator, and the two arbitrators so chosen shall select a third arbitrator. Each arbitrator shall be a person skilled and having knowledge and experience in construction work similar to this project. The Board of Arbitrators so chosen shall have full power to hear and determine all matters so in dispute, and their decision an award when signed by two or more of them shall be final and conclusive as to all matters submitted to them and shall be binding upon both parties hereto.

         The expenses of any such arbitration shall be paid as follows:

         Each party shall pay the arbitrator chosen by such party, and the charges of the third arbitrator shall be paid equally by the parties hereto.

         11. Each party shall indemnify, defend and save harmless each other party, its members, directors, officers, and employees, from and against any and all claims, damages (including direct, liquidated, consequential, incidental or other damages), losses, liabilities, attorneys fees, costs and expenses whatsoever kind or nature at any time arising out of any failure of such party to perform any of its obligations with respect to the items of work by it to be performed or arising under this Joint Venture Agreement or which are in any manner directly or indirectly caused or occasioned by, or contributed to, any act, omission, fault or negligence, whether active or passive, in whole or in part, of anyone acting under its direction or control, or on its behalf in connection with or incidental to such work, even though the same may have resulted from the joint, concurring or contributory act, omission, fault or negligence, whether active or passive, or the other party, Owner or any other person, unless the same is caused by the sole negligence or willful misconduct of the other party, its agents, servants or independent contractors who are directly responsible to it.

     12. R. E. Monks and MVCI each shall furnish all working capital, when and as required, for the prosecution of the bid items to be performed by them, and by reason thereof it is not contemplated that the Joint Venture will itself require any working capital. Each party shall be entitled to the profit and shall bear the loss, if any, with respect to each bid item of work assigned to it. Each of the parties shall maintain adequate books of account with respect to its operations. The Joint Venture shall request securities in lieu of retention and each party shall fund his proportionate share. Earnings from the securities account will be distributed to each party in proportion to its respective funding amount at the time of earnings distribution.

     13. MVCI shall be the sponsor of this Joint Venture and the Managing Party with respect to all work to be performed under the Construction Contract. MVCI is authorized to execute, on behalf of the Joint Venture, all contracts and any related documents. R. E. Monks and MVCI shall be responsible for the overall prosecution, scheduling and coordination of the work to be performed under the Construction Contract, but shall not be entitled to a fee therefore. The Project Manager, and Clerk/Receptionist shall be employed by MVCI but will be mutually agreed upon by both parties. The Project Engineer/Coordinator shall be employed by R. E. Monks but will be mutually agreed upon by both parties. These employees shall act on behalf of and in the best interest of the Joint Venture without regard to their employment by either party.

     To facilitate handling of matters and questions in connection with the performance of the Contract and the Work, a Management Committee of three persons will be created consisting of one appointee from each Party and the Project Manager. Each of the Parties shall advise the other in writing as to the name of the person appointed by it as its representative in the Management Committee. Each Party may, at any time and from time to time, change its representative by filing with the other written notice of such change. The said representatives shall meet from time to time, as necessary to act on all necessary matters pertaining to the work of the Joint Venture. The Parties shall endeavor to reach unanimous decisions on all matters. In the event that unanimity is not reached, either party may request arbitration as previously described in paragraph 10.

     If at any time one of the venturers has reasonable cause to suspect that any employee, of either party or subcontractor or supplier, is acting in a manner that is unsafe or otherwise injurious to the welfare of the Joint Venture (including the parties thereto and their employees), as managing partner, MVCI will be responsible to act in a responsible and timely fashion to counsel, remove, or otherwise correct the situation. This responsibility to correct these situations does not however change MVCI liabilities from those described herein in any way.

     14. This Joint Venture Agreement extends only to the performance of the Construction Contract, including any extra work orders, and/or change orders in connection therewith, or any contract supplemental thereto. In no event shall this agreement extend to or cover any other or different work, and upon the completion of performance of the Construction Contract and the distribution by the Joint Venture to the Joint Venturers of the payments from Owner as herein provided, the Joint Venture shall terminate.

     15. If any party hereto (if any individual) shall die or become incompetent, or if any party (not an individual) shall dissolve, or if any party hereto shall become bankrupt, or file a voluntary petition in bankruptcy, this Joint Venture shall not terminate, but the right of the disabled party to continue to participate in the Joint Venture shall, except as hereafter provided, terminate, and the remaining parties shall do all things necessary to complete performance of the Construction Contract and then to wind up all of the Joint Venture affairs, including the collection of all monies and property due this Joint Venture and the distribution of its assets. Such disabled party, or its legal representative, shall have no further voice in the performance of the Construction Contract or in the management of this Joint Venture. The disabled party, or its representative, shall have no further voice in the performance of the Construction Contract or in the management of this Joint Venture. The disabled party, shall be entitled to that share of the profits of this Joint Venture earned with respect to the items of work assigned to the disabled party respect to the items of work assigned to the disabled party measured by the ratio of dollar value of the items of work performed by such party in relation to the total dollar value of all of such items, but such disabled party and its representatives shall be charged with and shall be liable for its full share of any and all losses that may be suffered by this Joint Venture with respect to the entirety of all items of work assigned to the disabled party.

     16. Any assignment of this agreement, in whole or in part, or any transfer of any rights hereunder, or any delegation of any duties to be performed hereunder, made by either party hereto, whether by operation of law or otherwise, without the prior written consent of the other party hereto shall be void.

         17. Subject to the foregoing provisions, this agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, successors, assigns and legal representatives.

         18. As used herein, the neuter gender includes the masculine or feminine gender and the plural includes the singular, as the context may require. All parties agree to comply with all federal, state and local laws, codes, ordinances and regulations in performing work under this agreement, including, but not limited to, the Occupation Safety and Health Act of 1970, Mine Safety and Health Act, Environmental Protection Agency laws and regulations, the Immigration Reform and Control act of 1986, the Americans with Disabilities Act, and the Contract Work Hours and Safety Standards Act.

         This agreement shall be interpreted in accordance with the laws of the State of Arizona. Venue shall be Maricopa County, Arizona unless otherwise specifically agreed between parties. If in the event any provision of this agreement is found to be unenforceable, the remaining provisions shall survive to the fullest possible extent. This document constitutes the entire agreement between the parties and any additions, deletions, or modifications must be in writing and signed by both parties in order to be effective.

     IN WITNESS WHEREOF, the parties hereto have executed this Joint Venture agreement on the date first hereinabove written.


ATTEST                              R. E. Monks Construction, LLC


/s/ [SIGNATURE                      /s/ Richard D. Monks
--------------------------          ------------------------------
   (seal)                           Richard D. Monks
                                    Vice President


ATTEST                              Meadow Valley Contractors, Inc.

/s/ Robert W. Bottcher              /s/ Bradley E. Larson
--------------------------          ------------------------------
   (seal)                           Bradley E. Larson
                                    President

     MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS, A JV      MVCI PROJECT NO. 9811
     ADOT PROJECT NO. ACSTP-053-1 (31) P                       PAY ESTIMATE NO.:
     MESA-PAYSON HWY (SR 87)                               PERIOD ENDING DATE:
     (SUNFLOWER-MP 226, SEGMENT F)



     -----------------------------------------------------------------------------------------------------------------------------
     ITEM                                                                   UNIT                      UNIT                  TOTAL
     NO        DESCRIPTION                                         UN       QUANT                     PRICE             BID PRICE
     ------------------------------------------------------------------------------------------------------------------------------
MV   2010001   CLEARING AND GRUBBING                             LSUM            1              500,000.00             500,000.00
MV   2020072   REMOVE AND SALVAGE GUARD RAIL                     LF           3750                    1.50               5,625.00
MV   2020076   REMOVE & SALVAGE BRKWY CABLE TERMINAL             EACH           13                  175.00               2,275.00
MV   2020101   REMOVE FENCE                                      LF           4850                    1.00               4,850.00
MV   2060001   FURNISH WATER SUPPLY                              LSUM            1              150,000.00             150,000.00
MV   4040111   BITUMINOUS TACK COAT                              TON           155                  140.00              21,700.00
MV   4040116   APPLY BITUMINOUS TACK COAT                        HOUR          320                  115.00              36,800.00
MV   4040125   FOG COAT                                          TON            65                  165.00              10,725.00
MV   4040163   BLOTTER MATERIAL                                  TON           191                   17.00               3,247.00
MV   4040230   ASPHALT BINDER (PG76-16) (FOR 1in SHRP MIX)       TON          4955                  195.00             966,225.00
MV   4090003   ASPHTC CONC (MISCELLANEOUS STRUCTURAL)            TON          9000                   40.00             360,000.00
MV   4140040   AR-ACFC                                           TON          5300                   22.00             116,600.00
MV   4140042   ASPHALT RUBBER MATERIAL (FOR AR-ACFC)             TON           504                  250.00             126,000.00
MV   4140044   MINERAL ADMIXTURE (FOR AR-ACFC)                   TON            48                   90.00               4,320.00
MV   4160002   ASPHALTIC CONC (1in SHRP MIX) (END PRODUCT)       TON         99090                   16.00           1,585,440.00
MV   4160031   MINERAL ADMIXTURE                                 TON           933                   90.00              83,970.00
MV   5010107   PIPE, CORRUGATED METAL, SLOTTED, 18in             LF            580                   65.00              37,700.00
MV   5030039   CONC CATCH BSN (C-15.20) ONE 17 'WING,H*=8'       EACH            1                3,300.00               3,300.00
MV   5030070   CONC CATCH BASIN (C-15.30) SINGLE, H*=8'          EACH           35                1,300.00              45,500.00
MV   5030099   CONC CATCH BSN (C-15.40) SINGLE, H*=8'            EACH            1                3,500.00               3,500.00
MV   5030142   CONC CTCH BSN (SAFETY INLET) (C15.90 MOD)         EACH            3                2,300.00               6,900.00
MV   5030143   CONC CTCH BSN (MEDIAN) (C-15.81) (MODIFIE         EACH            1                1,700.00               1,700.00
MV   6016088   HEADWALL (24in) (SINGLE) (B-11.11)                EACH           11                1,400.00              15,400.00
MV   6016089   HEADWALL (48in) (SINGLE) (B-11.12)                EACH            5                2,500.00              12,500.00
MV   6016090   HEADWALL (48in) (DOUBLE) (B-11.14)                EACH            1                4,500.00               4,500.00
MV   6016091   HEADWALL (72in) (SINGLE) (B-11.12)                EACH            4                5,500.00              22,000.00
MV   6016092   HEADWALL (72in) (SINGLE) (B-11.12) (DROPINLET     EACH            1                8,300.00               8,300.00
MV   6016093   HEADWALL (90in) (SINGLE) (B-12.10 OR B-12.50      EACH            2                8,000.00              16,000.00
MV   6016094   HEADWALL (120in) (SGL) (B-12.10 OR B-12.50)       EACH            2               15,000.00              30,000.00
MV   6016095   HEADWALL (144in) (SGL) (B-12.10 OR B-12.50)       EACH            2               29,000.00              58,000.00
MV   6070002   BREAKAWAY SIGN POST S4x7.7                        LF             48                   17.00                 816.00
MV   6070022   FOUNDATION FOR BRKWY SIGN POST S4x7.7             EACH            4                  300.00               1,200.00
MV   6070040   SLIP BASE SIGN POST (P-2)                         EACH           55                  300.00              16,500.00
MV   6070041   SIGN POST (P-1) (PERFORATED) (SINGLE)             LF           1000                   12.00              12,000.00
MV   6070042   SIGN POST (P-2) (PERFORATED) (TELESCOPING)        LF            800                   18.00              14,400.00
MV   6070046   FOUNDTN FOR SIGN POST (P-1) (PERFORATED)          EACH           81                  165.00              13,365.00
MV   6070047   FOUNDTN FOR SIGN POST (P-2) (PERFORATED)          EACH           60                  165.00               9,900.00
MV   6080011   WARNING SIGN PANELS                               SQFT          600                   13.00               7,800.00
MV   6080016   EXTRD ALU W/STD REFLECT SHTG&DEMNT CHRAT          SQFT          202                   33.00               6,666.00
MV   6080021   NARKER SIGN PANELS                                SQFT           50                   13.00                 650.00
MV   6080031   REGULATORY SIGN PANELS                            SQFT          550                   13.00               7,150.00
MV   6080032   FLT SHT ALUM PNL W/DEMNT CHAR & TYP 2 SH          SQFT          294                   27.00               7,938.00
MV   6080081   FLT SHT ALU W/DIR APL OR SILK-SCRN CHRAT          SQFT           65                   24.00               1,560.00
MV   6080101   MISC WORK (SIGNS) (REMOVE & SALVAGE)              LSUM            1               10,000.00              10,000.00
MV   7010251   OBLITERATE PAVEMENT MARKING                       LF           3500                    0.40               1,400.00
MV   7015010   TEMPORARY CONC BARR (INSTLN & REMOVAL)            LF           2200                    6.00              13,200.00
MV   7015020   TEMP IMP ATTENUATORS (INSTLN & REMOVAL)           EACH            5                  475.00               2,375.00
MV   7015042   TEMPORARY PAINTED MARKING (STRIPE)                LF          17400                    0.10               1,740.00
MV   7015052   OBLITERATE PAVEMENT MARKING (STRIPE)              LF           9775                    0.40               3,910.00
MV   7015090   SPECIALTY SIGNS (W/TYPE II SHEETING)              SQFT          800                   10.00               8,000.00
MV   7016020   TEMPORARY CONCRETE BARRIER (IN USE)               LFDY        70500                    0.07               4,935.00
MV   7016030   BARR (TYPE II, VERT. PANEL, TUBULAR MARKER)       DAY         15258                    0.30               4,577.00
MV   7016031   BARR (TYPE III, HIGH LEVEL FLAG TREES)            DAY           585                    1.00                 585.00

* LESS THAN

MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS, A JV          MVCI PROJECT NO. 9811
ADOT PROJECT NO. ACSTP-053-1(31)P                             PAY ESTIMATE NO.:
MESA-PAYSON HWY(SR 87)                                    PERIOD ENDING DATE:
(SUNFLOWER-MP 226, SEGMENT F)

     ------------------------------------------------------------------------------------------------------------------------
     ITEM                                                                    UNIT                UNIT                TOTAL
     NO         DESCRIPTION                                        UN       QUANT               PRICE            BID PRICE
     ------------------------------------------------------------------------------------------------------------------------
MV   7016032    PORTABLE SIGN STANDS (RIGID)                       DAY       1185                 0.40                474.00
MV   7016033    PORTABLE SIGN STANDS (SPRING TYPE                  DAY       3852                 1.00              3,852.00
MV   7016035    WARNING LIGHTS (TYPE A)                            DAY      16750                 0.20              3,350.00
MV   7016037    WARNING LIGHTS (TYPE C)                            DAY      16675                 0.40              6,670.00
MV   7016038    TRAFFIC CONE (28 INCHES)                           DAY       2404                 0.25                601.00
MV   7016039    EMBEDDED SIGN POST                                 DAY      16984                 0.10              1,698.40
MV   7016040    TEMPORARY SIGN (HIGH INTENS. * 10 SF)              DAY        143                 0.50                 71.50
MV   7016041    TEMPORARY SIGN (HIGH INTENS. ** 10 SF)             DAY       7400                 0.60              4,440.00
MV   7016042    TEMPORARY SIGN (STANDARD INTENS. * 10 SF)          DAY       1459                 0.40                583.60
MV   7016043    TEMPORARY SIGN (STANDARD INTENS. ** 10 SF)         DAY       1606                 0.50                803.00
MV   7016050    TRUCK MOUNTED ATTENDATOR                           DAY          5               300.00              1,500.00
MV   7016061    FLASHING ARROW PANEL                               DAY        374                38.00             14,212.00
MV   7016066    CHANGEABLE MESSAGE SIGN                            DAY        133                75.00              9,975.00
MV   7016075    FLAGGING SERVICES                                 HOUR        638                25.00             15,950.00
MV   7030008    DELINEATOR (FLEXIBLE)                             EACH        270                21.00              5,670.00
MV   7030036    MILEPOST MARKER (4-S-4.19.1)                      EACH         12               100.00              1,200.00
MV   7042051    REMVL OF CURING COMPND FROM PCCP STRIP'            LF       20000                 0.10              2,000.00
MV   7050022    PVMNT MARKING, PREFMD, TYPE I, WHITE STRIPE        LF         600                 1.74              1,044.00
MV   7050023    PVMNT MARKING, PREFMD, TYPE I, SINGLE ARROW       EACH         12               150.00              1,800.00
MV   7050026    PVMNT MARKING, PREFMD, TYPE I, LEGEND (ONLY)      EACH          6               160.00                960.00
MV   7060100    PAVEMENT MARKER, RECESSED, TYPE C                 EACH        130                 9.00              1,170.00
MV   7060111    PAVEMENT MARKER, RECESSED, TYPE G                 EACH        850                 9.00              7,650.00
MV   7080001    PERMANENT PVMNT MARKING (PAINTED) (WHITE)          LF      107000                 0.06              6,420.00
MV   7080011    PERMANENT PVMNT MARKING (PAINTED) (YELLOW)         LF       95000                 0.06              5,700.00
MV   7090001    DUAL COMPONENT PVMT MRKGS (WHITE EPOXY)            LF      107000                 0.25             26,750,00
MV   7090002    DUAL COMPONENT PVMT MRKGS (YELLOW EPOXY)           LF       95000                 0.25             23,750.00
MV   8061002    TREE (FIVE GALLON)                                EACH        340                90.00             30,600.00
MV   8070001    LANDSCAPING ESTABLISHMENT                         LSUM          1            45,000.00             45,000.00
MV   8080006    WATER DISTRIBUTION SYSTEM                         LSUM          1            90,000.00             90,000.00
MV   9010001    MOBILIZATION                                      LSUM          1         3,367,000.00          3,367,000.00
MV   9021001    TEMPORARY FENCE                                    LF         600                15.00              9,000.00
MV   9022001    MEDIAN GLARE SCREEN                                LF       27792                 7.00            194,544.00
MV   9030013    BARBED WIRE GAME FENCE                             LF       85300                 3.00            255,900.00
MV   9030100    FENCE GATE, TYPE 1, SINGLE                        EACH          9               700.00              6,300.00
MV   9030102    FENCE GATE, TYPE 1, DOUBLE                        EACH          2             1,100.00              2,200.00
MV   9030105    FENCE GATE, TYPE 2                                 LF         100                40.00              4,000.00
MV   9030113    FLOOD GATE (FOR ITEM 9030013)                      LF         160                13.00              2,080.00
MV   9050001    GUARD RAIL, W-BEAM, SINGLE FACE                    LF       27688                12.00            332,256.00
MV   9050016    GRD RAIL EXTRDER TERM (ET-2000-LET OR BST         EACH         30             2,500.00             75,000.00
MV   9050202    GUARD RAIL (NESTED STEEL W BEAM)                   LF         150                30.00              4,500.00
MV   9050206    GUARD RAIL ANCHORAGE, BOLTED                      EACH          6               350.00              2,100.00
MV   9050301    GUARD RAIL RUB RAIL                               EACH         12               450.00              5,400.00
MV   9050400    GRDRL TRANS, W-BEAM TO CNC BAR, C10.30, .31       EACH         12             1,600.00             19,200.00
MV   9050401    GRDRL TRANS, W-BEAM TO CONC BARR, C10.32          EACH          5             1,300.00              6,500.00
MV   9060021    CATTLE GUARD (2 UNIT)                             EACH          2             4,000.00              8,000.00
MV   9060031    CATTLE GUARD (3 UNIT)                             EACH          1             6,000.00              6,000.00
MV   9060041    CATTLE GUARD (4 UNIT)                             EACH          1             8,000.00              8,000.00
MV   9060051    CATTLE GUARD (5 UNIT)                             EACH          2            10,000.00             20,000.00
MV   9060301    RECONSTRUCT CATTLE GUARD                          EACH          1             2,500.00              2,500.00
MV   9090001    SURVEY MONUMENT (C-21.10)                         EACH          2               200.00                400.00
MV   9100079    CONCRETE BARRIER (MEDIAN,B21.18, TYP C, DEP        LF          60               120.00              7,200.00
MV   9100201    CONCRETE MEDIAN BARRIER                            LF       24643                24.00            591,432.00
MV   9110001    RIGHT-OF-WAY MARKER                               EACH        109               175.00             19,075.00

*    LESS THAN
**   MORE THAN

   MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS, A JV      MVCI PROJECT NO. 9811
   ADOT PROJECT NO. ACSTP-053-1(31)P                         PAY ESTIMATE NO.:
   MESA-PAYSON HWY (SR 87)                               PERIOD ENDING DATE:
   (SUNFLOWER-MP 226, SEGMENT F)

     ---------------------------------------------------------------------------------------------------------
     ITEM                                                                  UNIT           UNIT        TOTAL
     NO        DESCRIPTION                                     UN         QUANT          PRICE    BID PRICE
     ---------------------------------------------------------------------------------------------------------
MV    9140121  RETAINING WALL (REINF CONC) (B-18.40)           SQFT         380           50.00     19,000.00
MV    9160001  EMBANKMENT CURB                                  LF         1206            7.00      8,442.00
MV    9170001  EMBANKMENT SPILLWAY (C-4.10)                     LF          204           55.00     11,220.00
MV    9170021  INLET (C-4.10) (SINGLE)                         EACH           6        1,100.00      6,600.00
MV    9170041  OUTLET (C-4.10)                                 EACH           6          650.00      3,900.00
MV    9230001  PROVIDE ON-THE-JOB TRAINING                     HOUR        1100            0.80        880.00
MV    9240058  MISC WORK (ATTACH BAT HABITATS)                 LSUM           1       20,000.00     20,000.00
MV    9240088  MISC WORK (PRTBLE CELULAR VRIBLE MSG SGN        LSUM           1       80,000.00     80,000.00
MV    9240114  MISC WORK (OPER. ADOT PRVDED RADAR SPEED        HOUR         100           35.00      3,500.00
MV    9240130  MISC WORK (PORTABLE LIGHT)                       DAY         102          125.00     12,750.00
MV    9240170  CONTRACTOR QUALITY CONTROL                      LSUM           1      750,000.00    750,000.00
MV    9250001  CONSTRUCTION SURVEYING AND LAYOUT               LSUM           1      700,000.00    700,000.00
MV    9260004  ENGINEER'S FIELD OFFICE                         LSUM           1       35,000.00     35,000.00
MV    9280001  FORMED RUMBLE STRIP                              LF        66000            0.20     13,200.00
MV    9280031  CUT GROOVE RUMBLE STRIP                          LF         6400            0.50      3,200.00
MV    9990110  STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)       CUYD         504          270.00    136,080.00
MV    9990115  STRUCTURAL CONCRETE (CLASS S) (F'C=3,500)       CUYD        1030          270.00    278,100.00
MV    9990120  STRUCTURAL CONCRETE (CLASS S) (F'C=4,500)       CUYD        2132          220.00    469,040.00
MV    9990125  BRIDGE CONCRETE BARRIER, TYPE A                  LF         2905           32.00     92,960.00
MV    9990130  BRIDGE CONCRETE BARRIER TRANSITION              EACH           8        2,000.00     16,000.00
MV    9990135  DECK JOINT ASSEMBLY (STRIP SEAL JOINT)           LF          280           75.00     21,000.00
MV    9990140  APPROACH SLAB (B-19.11)                         SQFT        2520           11.00     27,720.00
MV    9990145  PRECAST, P/S MEMBER (AASHTO TYPE 6 GIRDER        LF         7140          115.00    821,100.00
MV    9990150  VERTICAL RESTRAINER, EARTHQUAKE (FIXED)         EACH          64           75.00      4,800.00
MV    9990155  VERT RESTRAINER, EARTHQUAKE (EXPANSION)         EACH          64          100.00      6,400.00
MV    9990160  REINFORCING STEEL                                LB       922320            0.35    322,812.00
MV    9990170  DRLD SHAFT FOUND (60in) SYC CRK BR NB&SB         LF          666          540.00    359,640.00
MV    9990175  DRLD SHAFT FOUND (69in) SYC CRK BR NB&SB         LF          506        1,100.00    556,600.00
MV    9990210  STRUCTURAL CONC (CLASS S) (F'C-3,000 PSI)       CUYD         132          400.00     52,800.00
MV    9990215  STRUCTURAL CONC (CLASS S) (F'C-3,500 PSI)       CUYD        1902          220.00    418,440.00
MV    9990220  STRUCTURAL CONC (CLASS S) (F'C-4,500 PSI)       CUYD        2470          220.00    543,400.00
MV    9990225  BRIDGE CONCRETE BARRIER, TYPE A                  LF         1730           32.00     55,360.00
MV    9990230  BRIDGE CONCRETE BARRIER, TYPE B                  LF         1730           32.00     55,360.00
MV    9990235  BRIDGE CONCRETE BARRIER, TYPE C                  LF           30           70.00      2,100.00
MV    9990240  BRIDGE CONCRETE BARRIER TRANSITION              EACH           4        2,000.00      8,000.00
MV    9990245  DECK JOINT ASSEMBLY (STRIP SEALS)                LF          240           75.00     18,000.00
MV    9990250  APPROACH SLSAB (B-19.11)                        SQFT        2393           11.00     26,323.00
MV    9990255  PRECAST, P/S MBR (AASHTO TYPE 6 GIRDER)          LF         8575          115.00    986,125.00
MV    9990260  RESTRAINERS, VERTICAL EARTHQUAKE (FIXED)        EACH          80           75.00      6,000.00
MV    9990265  RESTRAINERS, VERT EARTHQUAKE (EXPANSION)        EACH          68          100.00      6,800.00
MV    9990270  REINFORCING STEEL                                LB      1067740            0.35    373,709.00
MV    9990275  DRLD SHFT FOUND (60in) LWR KTY JOE CR NB&SB      LF          830          360.00    298,800.00
MV    9990280  DRLD SHFT FOUND (96in) LWR KTY JOE CR NB&SB      LF         1114          610.00    679,540.00
MV    9990310  STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)       CUYD         415          170.00     70,550.00
MV    9990315  STRUCTURAL CONCRETE (CLASS S) (F'C=3,500)       CUYD        1028          310.00    318,680.00
MV    9990320  STRUCTURAL CONCRETE (CLASS S) (F'C=5,000)       CUYD        8160          450.00  3,672,000.00
MV    9990325  BRIDGE CONCRETE BARRIER, TYPE A                  LF         2292           32.00     73,344.00
MV    9990330  BRIDGE CONCRETE BARRIER, TYPE B                  LF         2248           32.00     71,936.00
MV    9990335  BRIDGE CONCRETE BARRIER TRANSITION              EACH           4        2,000.00      8,000.00
MV    9990340  DECK JOINT ASSEMBLY (MODULAR)                    LF          172          550.00     94,600.00
MV    9990345  APPROACH SLAB (B-19.11)                         SQFT        2484           11.00     27,324.00
MV    9990350  BEARING (NON-GUIDED EXPANSION)                  EACH          16        1,500.00     24,000.00
MV    9990355  PRESTRESS CAST-IN-PLACE CONC (LONGITUDINA       LSUM           1      500,000.00    500,000.00

MEADOW VALLEY CONTRACTORS, INC. /R.E. MONKS, A JV         MVCI PROJECT NO. 9811
ADOT PROJECT NO. ACSTP-053-1 (31)P                        PAY ESTIMATE NO.:
MESA-PAYSON HWY (SR 87)                                   PERIOD ENDING DATE:
(SUNFLOWER-MP 226, SEGMENT F)

    ------------------------------------------------------------------------------------------------------------------------------
    ITEM                                                                                 UNIT           UNIT             TOTAL
     NO          DESCRIPTION                                                    UN       QUANT          PRICE          BID PRICE
    ------------------------------------------------------------------------------------------------------------------------------
MV  9990360     REINFORCING STEEL                                               LB      2148820         0.35          752,087.00
MV  9990365     DRLD SHFT FOUND (60in) WHSKY SPRGS BR NB & SB                   LF          400       310.00          124,000.00
MV  9990370     DRLD SHFT FOUND (120in) WHSKY SPRGS BR  NB & S                  LF          622       970.00          603,340.00
MV  9990410     STRUCTURAL CONCRETE (CLASS S) (F'C=3, 500)                     CUYD        1266       260.00          329,160.00
MV  9990415     STRUCTURAL CONCRETE (CLASS S) (F'C=5, 000)                     CUYD        4257       470.00        2,000,790.00
MV  9990420     BRIDGE CONCRETE BARRIER, TYPE A                                 LF         1226        32.00           39,232.00
MV  9990425     BRIDGE CONCRETE BARRIER, TYPE B                                 LF         1226        32.00           39,232.00
MV  9990430     DECK JOINT ASSEMBLY (STRIP SEAL JOINT)                          LF          170        75.00           12,750.00
MV  9990435     APPROACH SLAB (B-19.11)                                        SQFT        2400        11.00           26,400.00
MV  9990440     BEARING (NON-GUIDED EXPANSION)                                 EACH          32     1,200.00           38,400.00
MV  9990445     PRESTRESS CAST-IN-PLACE CONC (STA 2663+)                       LSUM           1   300,000.00          300,000.00
MV  9990450     REINFORCING STEEL                                               LB       979662         0.40          391,864.80
MV  9990455     CONCRETE BRIDGE BARRIER TRANSITION                             EACH           4     2,000.00            8,000.00
MV  9990460     DRLD SHFT FOUND (60in) UPR KITTY JOE BR NB&S                    LF          640       400.00          256,000.00
MV  9990465     DRLD SHFT FOUND (72in) UPR KITTY JOE BR NB&S                    LF          602       440.00          264,880.00
MV  9990470     DRLD SHFT FND (120in) UPR KITTY JOE BR NB&S                     LF          590     1,300.00          767,000.00
MV  9990510     STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)                      CUYD         375       270.00          101,250.00
MV  9990515     STRUCTURAL CONCRETE (CLASS S) (F'C-3,500)                      CUYD        1100       240.00          264,000.00
MV  9990520     STRUCTURAL CONCRETE (CLASS S) (F'C-4,500)                      CUYD        1225       240.00          294,000.00
MV  9990525     BRIDGE CONCRETE BARRIER, TYPE A                                 LF          900        32.00           28,800.00
MV  9990530     BRIDGE CONCRETE BARRIER, TYPE B                                 LF          900        32.00           28,800.00
MV  9990535     BRIDGE CONCRETE BARRIER TRANSITION                             EACH           8     2,000.00           16,000.00
MV  9990540     DECK JNT ASSBLY (B-24.20 3X3 COMPR SEAL)                        LF          172        90.00           15,480.00
MV  9990545     APPROACH SLAB (B-19.11)                                        SQFT        2400        11.00           26,400.00
MV  9990550     PRECAST, P/S MBR (AASHTO TYPE 4 GIRDER)                         LF         5295       110.00          582,450.00
MV  9990555     VERTICAL RESTRAINER, EARTHQUAKE (FIXED)                        EACH          80        75.00            6,000.00
MV  9990560     VERTICAL RESTRAINER, EARTHQUAKE (EXPANS)                       EACH          40       100.00            4,000.00
MV  9990565     REINFORCING STEEL                                               LB       643460         0.35          225,211.00
MV  9990570     DRLD SHFT FOUND (48in) COTTONWOOD BR NB&SB                      LF          720       210.00          151,200.00
MV  9990575     DRLD SHFT FOUND (96in) COTTONWOOD BR NB&SB                      LF          520       610.00          317,200.00
MV  9990610     STRUCTURAL CONCRETE (CLASS S) (F'C-4,000)                      CUYD        2174       170.00          369,580.00
MV  9990615     REINFORCING STEEL                                               LB       229300         0.35           80,255.00
MV  9990705     STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)                      CUYD         525       200.00          105,000.00
MV  9990710     REINFORCING STEEL                                               LB        82395         0.35           28,838.25
MV  9990805     STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)                      CUYD         543       200.00          108,600.00
MV  9990810     REINFORCING STEEL                                               LB        81415         0.35           28,495.25
MV  9990910     STRUCTURAL CONCRETE (CLASS S) (F'C-3,000)                      CUYD         123       250.00           30,750.00
MV  9990915     REINFORCING STEEL                                               LB        14055         0.35            4,919.25
MV  9991010     STRUCTURAL CONCRETE (CLASS S) (F'C=3,000)                      CUYD         111       260.00           28,860.00
MV  9991015     REINFORCING STEEL                                               LB        12225         0.35            4,278.75

   -----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   31,630,864.20

     MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS, A JV      MVCI PROJECT NO. 9811
     ADOT PROJECT NO. ACSTP-053-1 (31)P                        PAY ESTIMATE NO.:
     MESA-PAYSON HWY (SR 87)                               PERIOD ENDING DATE:
     (SUNFLOWER-MP 226, SEGMENT F)

     -----------------------------------------------------------------------------------------------------------------------
     ITEM                                                                       UNIT               UNIT                TOTAL
     NO         DESCRIPTION                                     UN             QUANT              PRICE            BID PRICE
     -----------------------------------------------------------------------------------------------------------------------
REM  2010001    CLEARING AND GRUBBING                         LSUM                 1         500,000.00           500,000.00
REM  2020036    REMOVAL OF ASPHALTIC CONCRETE PAVEMENT        SQYD             76323               0.50            38,161.50
REM  2020042    REMOVAL OF PIPE (OLD SR 87)                    LF                923              60.00            55,380.00
REM  2020181    ROADWAY OBLITERATION AND RESTORATION          LSUM                 1         100,000.00           100,000.00
REM  2030120    GRADER ROAD                                    LF               2640               3.00             7,920.00
REM  2030301    ROADWAY EXCAVATION                            CUYD           4115263               2.40         9,876,631.20
REM  2030401    DRAINAGE EXCAVATION                           CUYD              2591               5.00            12,955.00
REM  2030812    DYKE (TYPE B) (MEDIAN OR DITCH)               CUYD               120              12.00             1,440.00
REM  2060001    FURNISH WATER SUPPLY                          LSUM                 1       1,400,000.00         1,400,000.00
REM  2070001    DUST PALLIATIVE                               MGAL             35000              11.00           385,000.00
REM  3030022    AGGREGATE BASE, CLASS 2                       CUYD             48870              14.50           708,615.00
REM  5010011    PIPE, CORRUGATED METAL, 24in                   LF               3856              35.00           134,960.00
REM  5010017    PIPE, CORRUGATED METAL, 30in                   LF                644              60.00            39,640.00
REM  5010025    PIPE, CORRUGATED METAL, 36in                   LF               2122              82.00           174,004.00
REM  5010030    PIPE, CORRUGATED METAL, 42in                   LF               1072             110.00           117,920.00
REM  5010035    PIPE, CORRUGATED METAL, 48in                   LF               1228             110.00           135,080.00
REM  5010055    PIPE, CORRUGATED METAL, 72in                   LF                586             200.00           117,200.00
REM  5010069    PIPE, CORRUGATED METAL, 90in                   LF                420             260.00           109,200.00
REM  5010205    PIPE, CORRUGATED METAL, 35in x 24in            LF                116              40.00             4,640.00
REM  5014024    FLARED END SECTION, 24in (C-13.25)            EACH                26             250.00             6,500.00
REM  5014030    FLARED END SECTION, 30in (C-13.25)            EACH                 1             350.00               350.00
REM  5014036    FLARED END SECTION, 36in (C-13.25)            EACH                11             400.00             4,400.00
REM  5014042    FLARED END SECTION, 42in (C-13.25)            EACH                 4             450.00             1,800.00
REM  5014235    FLARED END SECTION, 35in x 24in (C-13.25)     EACH                 2             250.00               500.00
REM  5020072    STRUCTURAL PLATE PIPE, 72in                    LF                420             350.00           147,000.00
REM  5020120    STRUCTURAL PLATE PIPE, 120in                   LF                260             500.00           130,000.00
REM  5020144    STRUCTURAL PLATE PIPE, 144in                   LF                576             650.00           374,400.00
REM  8050023    SEEDING (CLASS II) (MIX H1)                   ACRE                60           1,400.00            84,000.00
REM  8050024    SEEDING (CLASS II) (MIX H2)                   ACRE               144           1,600.00           230,400.00
REM  8080285    PIPE (PVC) (6in) (SCHEDULE 40)                 LF               1484              20.00            29,680.00
REM  8101011    EROSION CONTROL (STRAW BALES)                 EACH               479              12.00             5,748.00
REM  8101012    EROSION CONTROL (SILT FENCE)                   LF              43807               1.50            65,710.50
REM  8101016    EROSION CONTROL (ROCK MULCH) (GRADATION C     CUYD               198              25.00             4,950.00
REM  9010001    MOBILIZATION                                  LSUM                 1       2,288,000.00         2,288,000.00
REM  9120002    SHOTCRETE (CARVED TO REPLICATE NATRL APRN     SQYD             14860              75.00         1,114,500.00
REM  9120004    SHOTCRETE (4in)                               SQYD             14860              25.00           371,500.00
REM  9130001    RIPRAP (DUMPED) (D50=6in)                     CUYD              8485              45.00           381,825.00
REM  9130002    RIPRAP (WIRE-TIED) (D50=6in)                  CUYD                10             125.00             1,250.00
REM  9130008    RIPRAP (DUMPED) (D50=9in)                     CUYD              9000              45.00           405,500.00
REM  9130037    RIPRAP (WIRE-TIED) (D50=9in)                  SQYD               825             140.00           115,500.00
REM  9130038    RIPRAP (WIRE-TIED) (D50=12in)                 SQYD               135             165.00            22,275.00
REM  9130051    RIPRAP (DUMPED) (D50=12in)                    CUYD              2385              75.00           178,875.00
REM  9130052    RIPRAP (DUMPED) (D50=18in)                    CUYD               770              75.00            57,750.00
REM  9130053    RIPRAP (DUMPED) (D50=24in)                    CUYD              3060              45.00           137,700.00
REM  9130054    RIPRAP (DUMPED) (D50=30in)                    CUYD              6130              45.00           275,850.00
REM  9140153    RETAINING WALL (MSE WALL)                     SQFT             75380              23.00         1,733,740.00
REM  9230001    PROVIDE ON-THE-JOB TRAINING                   HOUR              1100               0.80               880.00
REM  9240056    MISC WORK (RESHP & GRD EXSTNG PIONEER RD)     LSUM                 1          25,000.00            25,000.00
REM  9240111    MISC WORK (INSTALL SOIL NAILS)                 LF             106420              13.00         1,383,460.00

MEADOW VALLEY CONTRACTORS, INC./R.E. MONKS, A JV          MVCI PROJECT NO. 9811
ADOT PROJECT NO. ACSTP-053-1(31)P                         PAY ESTIMATE NO.:
MESA-PAYSON HWY (SR 87)                                   PERIOD ENDING DATE:
(SUNFLOWER-MP 226, SEGMENT F)

     ------------------------------------------------------------------------------------------------------------------------------
     ITEM                                                                                 UNIT        UNIT             TOTAL
      NO          DESCRIPTION                                                   UN       QUANT        PRICE          BID PRICE
     ------------------------------------------------------------------------------------------------------------------------------
REM  9240121     MISC WORK (VERIFICATION TEST NAILS)                           EACH         45       1,500.00        67,500.00
REM  9990100     STR EXC - SYCAMORE CR BR NB&SB                                CUYD        520           3.50         1,820.00
REM  9990105     STRUCTURE BACKFILL                                            CUYD       1220          10.00        12,200.00
REM  9990165     RIP RAP (WIRED-TIED)                                          CUYD       1500          85.00       127,500.00
REM  9990200     STR EXC - LWR KITTY JOE CRK BR NB&SB                          CUYD         20           8.00           160.00
REM  9990205     STRUCTURE BACKFILL                                            CUYD        340          10.00         3,400.00
REM  9990300     STR EXC - WHISKEY SPRINGS BRIDGE NB&SB                        CUYD         60           8.00           480.00
REM  9990305     STRUCTURE BACKFILL                                            CUYD        488          24.00        11,712.00
REM  9990400     STR EXC - UPPER KITTY JOE BRIDGE NB&SB                        CUYD        925           8.00         7,400.00
REM  9990405     STRUCTURE BACKFILL                                            CUYD       2300          10.00        23,000.00
REM  9990500     STR EXC - COTTONWOOD BRIDGE NB&SB                             CUYD        200           8.00         1,600.00
REM  9990505     STRUCTURE BACKFILL                                            CUYD       1280          10.00        12,800.00
REM  9990600     STR EXC - BOX CULV STA 2584+80-BR #7041                       CUYD        250           8.00         2,000.00
REM  9990605     STRUCTURE BACKFILL                                            CUYD       5640          12.00        67,680.00
REM  9990700     STR BACKFILL - BOX CULV STA 2590+50                           CUYD       3651          12.00        43,812.00
REM  9990800     STR BACKFILL - BOX CULV STA 2750+50                           CUYD       4071          12.00        48,852.00
REM  9990900     STR EXC - BOX CULV SYCAMORE CR STA 26+00                      CUYD         30          15.00           450.00
REM  9990905     STRUCTURE BACKFILL                                            CUYD        550          16.00         8,800.00
REM  9991000     STR EXC - BOX CULV SYCAMORE CR STA 56+00                      CUYD         21          15.00           315.00
REM  9991005     STRUCTURE BACKFILL                                            CUYD        480          16.00         7,680.00

     ------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 23,945,451.20

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